Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned, Julie M. Howard, Chief Executive Officer of Navigant Consulting, Inc. (the “Company”), and Lucinda M. Baier, Executive Vice President and Chief Financial Officer of the Company, in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2014 (the “Report”), hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JULIE M. HOWARD
Julie M. Howard
Chairman and Chief Executive Officer

October 29, 2014

/s/ LUCINDA M. BAIER
Lucinda M. Baier
Executive Vice President and
Chief Financial Officer

October 29, 2014